STRONG [STRONG LOGO]


                               **URGENT REMINDER**


                                                                       (DATE)



Dear Shareholder:

     We previously sent you proxy materials relating to the Special Meeting of Shareholders of the Strong Investors Money Fund scheduled for May 3, 2002. OUR RECORDS SHOW YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your vote promptly:

1) VOTE BY INTERNET: BY GOING TO WWW.PROXY.STRONG.COM AND FOLLOWING THE INSTRUCTIONS ON THE SITE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.

2) VOTE BY TELEPHONE: BY CALLING A REPRESENTATIVE OF D.F. KING & CO., THE FUND'S SOLICITOR, AT 1-800-714-3305. FOR SECURITY PURPOSES, YOU WILL NEED TO HAVE YOUR ACCOUNT NUMBER, THE CONTROL NUMBER ON YOUR PROXY CARD, OR THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY NUMBER AVAILABLE.

3) VOTE BY TOUCH-TONE TELEPHONE: BY CALLING 1-888-221-0697 ON A TOUCH-TONE TELEPHONE. YOU WILL NEED TO HAVE THE CONTROL NUMBER ON YOUR PROXY CARD AVAILABLE.

4) VOTE BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.



         FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE FUND'S DIRECTORS UNANIMOUSLY RECOMMEND A VOTE FOR THE PROPOSAL AND BELIEVE THE PROPOSAL IS IN THE BEST INTEREST OF SHAREHOLDERS OF THE FUND.

     If you have any questions regarding the proxy, please call D.F. King & Co., Inc., toll free at 1-800-714-3305.



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YOUR VOTE IS  IMPORTANT.  PLEASE  VOTE TODAY TO AVOID  UNNECESSARY  SOLICITATION
COSTS TO YOUR FUND.
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